UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08703 (Commission File Number)	33-0956711 (IRS Employer Identification No.)

20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On January 26, 2006, Western Digital Corporation (the “Company”) announced financial results for the second fiscal quarter ended December 30, 2005. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended December 30, 2005 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In the Company’s press release attached as Exhibit 99.1 hereto and in its conference call scheduled for 2 p.m. PST/5 p.m. EST today, the Company plans to report the following results for the second fiscal quarter ended December 30, 2005 on both a GAAP and a non-GAAP basis:
•	GAAP operating expenses for the second fiscal quarter were $124.0 million, while non-GAAP operating expenses for the second fiscal quarter totaled $120.3 million.

•	GAAP operating income for the second fiscal quarter was $104.3 million, while non-GAAP operating income for the second fiscal quarter totaled $108.5 million.

•	GAAP net income for the second fiscal quarter was $104.3 million, or $.47 per share, while non-GAAP net income for the second fiscal quarter totaled $108.4 million, or $.49 per share. The Company calculated both GAAP and non-GAAP per share amounts using 221.5 million diluted shares calculated in accordance with GAAP.
     The non-GAAP measures presented for the second fiscal quarter ended December 30, 2005 exclude $4.2 million of expenses for stock options and purchase plan shares, of which $3.7 million is classified in operating expenses. Non-GAAP net income and non-GAAP per share amounts are further adjusted by $0.1 million, the amount of tax savings realized from the expenses for stock options and purchase plan shares.
     The Company believes that the non-GAAP measures presented in the press release and during the conference call provide meaningful supplemental information regarding the Company’s operating performance without regard to expenses for stock options and purchase plan shares that do not reflect the Company’s core operating results. The Company believes that these non-GAAP measures are useful to investors and to management in planning and forecasting for future periods without reference to these expenses, in comparing the results of the quarter with prior periods during which the Company was not required to expense such items, and in comparing the results of the quarter with the Company’s competitors some of which are not yet subject to FAS 123R. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release issued by Western Digital Corporation on January 26, 2006 announcing financial results for the second fiscal quarter ended December 30, 2005.

99.2	Second Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

Dated: January 26, 2006

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by Western Digital Corporation on January 26, 2006 announcing financial results for the second fiscal quarter ended December 30, 2005.
99.2	Second Quarter Fiscal Year 2006 Western Digital Corporation Investor Information Summary.